Exhibit 31.1


                        CERTIFICATION OF
                     CHIEF EXECUTIVE OFFICER


  I, William C. Johnson, certify that:

     1.I have reviewed this quarterly report on Form 10-Q of Graham Corporation;

     2.Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3.Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4.The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))for the registrant and have:

          a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this quarterly report based on such evaluation; and

          c) Disclosed in this quarterly report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting;

     5.The  registrant's  other certifying  officer  and  I  have
       disclosed,   based  on  our  most  recent  evaluation   of
       internal   control  over  financial  reporting,   to   the
       registrant's   auditors  and  the   audit   committee   of
       registrant's board of directors (or persons performing the equivalent functions):
      2 (Continued)
                  a)  All significant deficiencies in the design
               and   material  weaknesses  in  the   design   or
               operation  of  internal controls  over  financial
               reporting   which   are  reasonably   likely   to
               adversely affect the registrant's ability to record, process, summarize and report financial information; and

               b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.






Date: February 1, 2005                  /s/ William C. Johnson
                                        ----------------------
                                        William C. Johnson
                                        President and
                                        Chief Executive Officer